UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2010
DUKE ENERGY INDIANA, INC.
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 East Main Street, Plainfield, Indiana 46168
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events.
     On July 6, 2010, Duke Energy Indiana, Inc. (the “Company”) entered into an underwriting agreement, dated as of July 6, 2010 (the “Underwriting Agreement”), with BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Series PPP, 3.75%, Due July 15, 2020 (the “Bonds”). The Bonds will be issued under the Indenture of Mortgage or Deed of Trust, dated September 1, 1939 (the “Indenture”), between the Company and Deutsche Bank National Trust Company, as trustee, as amended and supplemented from time to time, including by the Sixty-Second Supplemental Indenture, dated as of July 9, 2010 (the “Supplemental Indenture”). The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Bonds, the Company is filing a legal opinion regarding the validity of the Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-146483-02.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

4.1	Sixty-Second Supplemental Indenture, dated as of July 9, 2010, between the Company and Deutsche Bank National Trust Company, as trustee, providing for the issuance of the Bonds.

5.1	Opinion of Frost Brown Todd LLC regarding validity of the Bonds.

23.1	Consent of Frost Brown Todd LLC (included as part of Exhibit 5.1).

99.1	Underwriting Agreement, dated as of July 6, 2010, between the Company and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY INDIANA, INC.
Date: July 9, 2010	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
4.1	Sixty-Second Supplemental Indenture, dated as of July 9, 2010, between the Company and Deutsche Bank National Trust Company, as trustee, providing for the issuance of the Bonds.

5.1	Opinion of Frost Brown Todd LLC regarding validity of the Bonds.

23.1	Consent of Frost Brown Todd LLC (included as part of Exhibit 5.1).

99.1	Underwriting Agreement, dated as of July 6, 2010, between the Company and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.

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